Exhibit 10.7.5
AMENDMENT NO. 5
and
SCHEDULED DETERMINATION
OF THE BORROWING BASE
dated as of September 18, 2008
to the CREDIT AGREEMENT
dated as of November 21, 2006
among
SANDRIDGE ENERGY, INC.
as the Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer
and
The Other Lenders Party Thereto
BANC OF AMERICA SECURITIES LLC,
Sole Lead Arranger and Sole Book Manager

AMENDMENT NO. 5 AND
SCHEDULED DETERMINATION OF THE BORROWING BASE
     AMENDMENT AND SCHEDULED DETERMINATION (this “Amendment”) dated as of September 18, 2008 under the Credit Agreement dated as of November 21, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (f/k/a Riata Energy, Inc.) (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.
     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein; and
     WHEREAS, the Administrative Agent proposes to continue the current Borrowing Base amount in accordance with the Scheduled Determination procedure set forth in Section 2.05 of the Credit Agreement;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is amended by adding, in appropriate alphabetical order, the following defined term:
     “East Texas and North Louisiana Assets” means Oil and Gas Properties of the Borrower and/or its Subsidiaries located in (a) Bossier Parish in the State of Louisiana and (b) Rusk, Gregg, and Harrison Counties in the State of Texas.”
     (b) Section 7.03(b) of the Credit Agreement is amended by deleting clause “(b)” in its entirety and by substituting in lieu thereof the new clause “(b)” to read in its entirety as follows:
     “(b) [INTENTIONALLY OMITTED]”

     (c) Section 7.03(n) of the Credit Agreement is amended by deleting clause “(n)” in its entirety and by substituting in lieu thereof the new clause “(n)” to read in its entirety as follows:
     “(n) other unsecured Indebtedness not permitted by the previous clauses; provided that (A) at the time of incurring such Indebtedness (x) no Default has occurred and is then continuing and (y) no Default would result from the incurrence of such Indebtedness after giving effect to the incurrence of such Indebtedness (and any concurrent repayment of Indebtedness with the proceeds of such incurrence), (B) such Indebtedness does not mature and requires no scheduled amortization prior to the 6th anniversary of the Closing Date, (C) the terms of such Indebtedness are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents and (D) such Indebtedness and any guarantees thereof are otherwise on market terms and conditions for similarly situated companies; and provided further that during any period that any Indebtedness is issued and outstanding on reliance on this subsection (n), the Borrowing Base shall automatically be reduced by 30% of the principal amount of such Indebtedness.”
     (d) Section 7.04 of the Credit Agreement is amended by deleting clauses “(a)” and “(b)” in their entirety and by substituting in lieu thereof the new clauses “(a)” and “(b)” to read in their entirety as follows:
     “(a) any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any wholly-owned Subsidiary is merging with another Subsidiary, the continuing or surviving Person shall be a wholly-owned Subsidiary and provided further that when any Guarantor is merging with another Subsidiary, the continuing or surviving Person shall be a Guarantor;
     (b) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary (and thereafter dissolve, liquidate or wind-up its affairs); provided that if the transferor in such a transaction is a wholly-owned Subsidiary, then the transferee must either be the Borrower or a wholly-owned Subsidiary; and provided further that if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or a Guarantor;”
     (e) Section 7.05(g) of the Credit Agreement is amended by (i) inserting before the word “Dispositions” contained in the first line thereof the number “(1)” and (ii) by inserting the following proviso at the end of clause (iii) of the proviso contained therein:

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     “; provided that this clause (iii) shall not apply to Dispositions of East Texas and North Louisiana Assets”
     SECTION 3. Proposal to Continue the Current Borrowing Base. Based on the Engineering Report and other information concerning the businesses and properties of the Borrower and its Subsidiaries (including their Oil and Gas Properties and the reserves and production relating thereto) received pursuant to Sections 2.05(b)(i) and 6.01(d) of the Credit Agreement by the Administrative Agent from the Borrower, the Administrative Agent, pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) of the Credit Agreement, hereby proposes to the Lenders for their approval to continue the current amount of the Borrowing Base, which is $1,095,000,000.
     SECTION 4. Approval by Lenders. In accordance with Section 2.05(b)(iii) of the Credit Agreement, the undersigned Lenders hereby approve the continuation of the current amount of the Borrowing Base as proposed by the Administrative Agent under Section 3 above.
     SECTION 5. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment in whole or in part pursuant to Section 8 hereof, (i) the representations and warranties set forth in Article V of the Credit Agreement will be true and correct and (ii) no Default will have occurred and be continuing.
     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 8. Effectiveness. This Amendment shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Required Lenders and the Borrower.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
Proposed, Consented to and Accepted by:
ADMINISTRATIVE AGENT
BANK OF AMERICA, N.A.,
     as Administrative Agent,
     L/C Issuer and Swing Line Lender

By:	/s/ Charles W. Patterson
Name: Charles W. Patterson
Title: Managing Director

Approved by: BORROWER SANDRIDGE ENERGY, INC.
By:	/s/ Dirk M. Van Doren
	Name:	Dirk M. Van Doren
	Title:	Chief Financial Officer

LENDERS BANK OF AMERICA, N.A., as Lender
By:	/s/ Charles W. Patterson
	Name:	Charles W. Patterson
	Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Whitney Randolph
	Name:	Whitney Randolph
	Title:	Assistant Vice President

ROYAL BANK OF CANADA
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

BARCLAYS BANK PLC
By:	/s/ Joseph Gyurindak
	Name:	Joseph Gyurindak
	Title:	Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Director

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate

BANK OF OKLAHOMA, N.A.
By:	/s/ Mike Weatherholt
	Name:	Mike Weatherholt
	Title:	Assistant Vice President

COMERICA BANK
By:	/s/ Rebecca L. Wilson
	Name:	Rebecca L. Wilson
	Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

SUN TRUST BANK
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Robert L. Roberts
	Name:	Robert L. Roberts
	Title:	Managing Director

BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Vice President

MIDFIRST BANK
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

WELLS FARGO BANK, NA
By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Vice President

BANK OF SCOTLAND
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:

By:
Name:
Title:

ALLIED IRISH BANKS P.L.C.
By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Assistant Vice President

By:	/s/ Robert F. Moyle
	Name:	Robert F. Moyle
	Title:	Senior Vice President

FORTIS CAPITAL CORP.
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

CALYON NEW YORK BRANCH
By:
Name:
Title:

By:
Name:
Title:

MORGAN STANLEY BANK
By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION
By:
Name:
Title:

COMPASS BANK
By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Kimberly Coll
	Name:	Kimberly Coll
	Title:	Vice President

GOLDMAN SACHS BANK USA
By:	/s/ William Yarbenet
	Name:	William Yarbenet
	Title:	Vice President

STERLING BANK
By:	/s/ Ryan K. Michael
	Name:	Ryan K. Michael
	Title:	Assistant Vice President

LEHMAN BROTHERS COMMODITY SERVICES, INC.
By:
Name:
Title: